EXECUTION VERSION

AMENDMENT NO. 3 dated as of February 16, 2018 (this “Amendment”), to the CREDIT AGREEMENT dated as of November 20, 2012, as amended and restated as of May 6, 2015 (as amended by that certain Amendment No. 1 dated as of May 8, 2017, as amended by that certain Amendment No. 2 dated as of December 15, 2017, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among KAMAN CORPORATION, a Connecticut corporation (the “Company”), RWG GERMANY GmbH, a company organized under the laws of Germany, KAMAN COMPOSITES - UK HOLDINGS LIMITED, a company organized under the laws of England and Wales, KAMAN LUX HOLDING, S.À.R.L, a company organized under the laws of the Grand Duchy of Luxembourg, and the other SUBSIDIARY BORROWERS from time to time party thereto (collectively, the “Borrowing Subsidiaries” and, together with the Company, the “Borrowers”), the LENDERS from time to time party thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as Administrative Agent, BANK OF AMERICA, N.A. and CITIZENS BANK, N.A., as Co-Syndication Agents, and SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY and FIFTH THIRD BANK, as Co-Documentation Agents. Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Company and the Borrowing Subsidiaries on the terms and subject to the conditions set forth therein;
WHEREAS the Company has requested that the Credit Agreement be amended as set forth herein; and
WHEREAS the undersigned Lenders are willing to amend the Credit Agreement, on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1. Amendments to Credit Agreement. On and as of the Amendment Effective Date (as defined below) the Credit Agreement is hereby amended as follows:

(a) The definition of “UK Insolvency Event” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (b) thereof as follows:

(b) the GAAP book value of the assets of any UK Relevant Entity (on a consolidated basis with its Subsidiaries) is less than the GAAP book value of its liabilities (excluding up to $30,000,000 of intercompany obligations owing to Loan Parties; it being understood that trade payables incurred in the ordinary course of business do not constitute intercompany obligations for purposes of this parenthetical);
SECTION 2. Representations and Warranties. Each of the Borrowers represents and warrants to the Administrative Agent and to each of the Lenders that:

(a) This Amendment has been duly authorized, executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of such Borrower set forth in the Loan Documents are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by materiality or Material Adverse Effect) on and as of the Amendment Effective Date (as defined below), except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by materiality or Material Adverse Effect) as of such earlier date.

(c) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 3. Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of each of the Borrowers and the Required Lenders, and (b) the Administrative Agent and the Lenders shall have received payment of all fees and expenses required to be paid or reimbursed by the Borrowers under or in connection with this Amendment and any other Loan Document, including those expenses set forth in Section 7 hereof; provided that the Company has received one or more invoices setting forth such expenses at least three Business Days prior to the Amendment Effective Date.

SECTION 4. Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrowers or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. Applicable Law; Waiver of Jury Trial. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 6. Counterparts; Amendment. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Company, the Borrowing Subsidiaries, the Administrative Agent and the Required Lenders.

SECTION 7. Fees and Expenses. The Company agrees to (a) reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03(a) of the Credit Agreement and (b) on the Amendment Effective Date, pay the Administrative Agent, for the account of each Lender that consents to this Amendment, a fee equal to 0.03% of the sum of such Lender’s Commitment as of the Amendment Effective Date.

SECTION 8. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.
KAMAN CORPORATION,
as the Company
by
__ /s/ Robert D. Starr ________
Name: Robert D. Starr
Title: Executive Vice President and Chief Financial Officer

KAMAN COMPOSITES - UK HOLDINGS LIMITED,
as a Subsidiary Borrower
by
__/s/ Robert D. Starr ________
Name: Robert D. Starr
Title: Director

KAMAN LUX HOLDING, S.À.R.L,
as a Subsidiary Borrower
by
___/s/ Robert D. Starr _______
Name: Robert D. Starr
Title: Category A Manager

[Amendment No. 3 Signature Page]

RWG GERMANY GMBH,
as a Subsidiary Borrower
by
___/s/ Robert G. Paterson ______
Name: Robert G. Paterson
Title: Managing Director

[Amendment No. 3 Signature Page]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and an Issuing Bank,
By
/s/ Peter M. Killea
Name: Peter M. Killea
Title: Executive Director

[Amendment No. 3 Signature Page]

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

Bank of America, N.A.
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By:___/s/ Christopher T. Phelan ________
Name: Christopher T. Phelan
Title: Senior Vice President

For Lenders/Issuing Banks that need two signature blocks:

By:_________________________________
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

Branch Banking and Trust Company
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By:__/s/ Trevor H. Williams ___________
Name: Trevor H. Williams
Title: Assistant Vice President

For Lenders/Issuing Banks that need two signature blocks:

By:_________________________________
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

CITIZENS BANK, N.A.
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By:__/s/ Donald A. Wright _ ___________
Name: Donald A. Wright
Title: SVP

For Lenders/Issuing Banks that need two signature blocks:

By:_________________________________
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

Fifth Third Bank
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By:___/s/ Valerie Schanzer ____________
Name: Valerie Schanzer
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

HSBC Bank USA, NA, as a Lender

By:__/s/ Robert Levins _______________
Name: Robert Levins
Title: Senior Portfolio Manager

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

KEYBANK NATIONAL ASSOCIATION
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By:__/s/ Suzzannah Valdivia ____
Name: SUZZANNAH VALDIVIA
Title: SENIOR VICE PRESIDENT

For Lenders/Issuing Banks that need two signature blocks:

By:_________________________________
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

PNC Bank N.A.
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By:__/s/ Eleanor Orlando _____________
Name: Eleanor Orlando
Title: Vice President

For Lenders/Issuing Banks that need two signature blocks:

By:_________________________________
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

SunTrust Bank
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By:___/s/ Anika Kirs _________________
Name: Anika Kirs
Title: Vice President

For Lenders/Issuing Banks that need two signature blocks:

By:_________________________________
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

TD Bank, N.A.
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By:__/s/ M. Bernadette Collins _________
Name: M. Bernadette Collins
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

The Northern Trust Company
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By:__/s/ Eric Siebert _________________
Name: Eric Siebert
Title: SVP

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

UBS AG, Stamford Branch
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By:__/s/ Darlene Arias _____________
Name: Darlene Arias
Title: Director

By:__/s/ Craig Pearson _______________
Name: Craig Pearson
Title: Associate Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

U.S. BANK NATIONAL ASSOCIATION
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By:___/s/ Paul F. Johnson _____________
Name: Paul F. Johnson
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO THE CREDIT AGREEMENT DATED AS OF NOVEMBER 20, 2012, AS AMENDED AND RESTATED AS OF MAY 6, 2015, AMONG KAMAN CORPORATION, RWG GERMANY GMBH, KAMAN COMPOSITES - UK HOLDINGS LIMITED, KAMAN LUX HOLDING, S.À.R.L AND THE OTHER SUBSIDIARY BORROWERS FROM TIME TO TIME PARTY THERETO, THE LENDERS FROM TIME TO TIME PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, BANK OF AMERICA, N.A. AND CITIZENS BANK, N.A., AS CO-SYNDICATION AGENTS, AND SUNTRUST BANK, KEYBANK NATIONAL ASSOCIATION, TD BANK, N.A., BRANCH BANKING & TRUST COMPANY AND FIFTH THIRD BANK, AS CO-DOCUMENTATION AGENTS.

Webster Bank, NA
Lender (with any Lender that is an Issuing Bank signing both in its capacity as a Lender and as an Issuing Bank):

By:___/s/ George G. Sims _____________
Name: George G. Sims
Title: Senior Vice President

For Lenders/Issuing Banks that need two signature blocks:

By:_________________________________
Name:
Title: